UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 25, 2009

Cloud Peak Energy Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34547	26-3088162
(Commission File Number)	(IRS Employer Identification No.)

505 S. Gillette Ave.
Gillette, WY	82716
(Address of Principal Executive Offices)	(Zip Code)

(307) 687-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.             Entry into a Material Definitive Agreement.

Amended and Restated Bylaws of Cloud Peak Energy Inc.

On November 25, 2009, the Amended and Restated Bylaws of Cloud Peak Energy Inc. (the “Company”) (the “Bylaws”) became effective.  Certain terms of the Bylaws are discussed below.

Amendments to the Bylaws.  The Bylaws provide that the Bylaws may only be amended by the Company’s board of directors or upon the vote of holders of at least two-thirds of the voting power of shares of the Company’s capital stock.

Calling of Special Meetings of Shareholders.  The Bylaws provide that special meetings of the Company’s shareholders may be called for any purpose by the majority of the Company’s board of directors or the chairman of the Company’s board of directors.

Advance Notice Requirements for Shareholder Proposals and Director Nominations.  The Bylaws establish advance notice procedures with respect to shareholder proposals and nomination of candidates for election as directors other than nominations made by or at the direction of the Company’s board of directors or a committee of the Company’s board of directors.  Shareholders may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the Company’s board of directors or by a shareholder who was a shareholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has given to the Company’s secretary timely written notice, in proper form, of the shareholder’s intention to bring that business before the meeting.  In order to nominate directors to the Company’s board of directors or bring other business before an annual meeting of the Company’s stockholders, a stockholder’s notice must be received by the secretary of the Company at the principal executive offices of the Company not less than 90 calendar days before the first anniversary of the previous year’s annual meeting of stockholders, subject to certain exceptions.  If the date of the applicable annual meeting is more than 30 days before or more than 60 days after such anniversary date, to be timely, notice by a stockholder must be so received not later than 90 calendar days before the date of such annual meeting or the tenth day following the date on which notice of the date of the annual meeting was mailed or public announcement of the date of such meeting was made by the Company.

A copy of the Bylaws is attached hereto as Exhibit 3.1 and incorporated herein by reference.  The foregoing summary description of the Bylaws is qualified in its entirety by reference to the Bylaws filed as Exhibit 3.1.

Indenture

On November 25, 2009, Cloud Peak Energy Resources LLC (“CPE LLC”) (and its subsidiaries listed on the signature page thereto), Cloud Peak Energy Finance Corp. (“CPEFC”), Wilmington Trust Company, as Trustee, and Citibank, N.A., as Securities Administrator, entered into the Indenture (the “Indenture”) in connection with the issuance by CPE LLC and CPEFC of $300 million of 8.25% senior notes due 2017 and $300 million of 8.50% senior notes due 2019 (the

“senior notes”), in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”).

The Indenture includes a number of restrictive covenants which include, among other things: certain limitations on asset sales, certain restrictions on the ability of CPE LLC and certain of its subsidiaries to incur debt or incur any disqualified stock or preferred stock, pay dividends or make certain other payments, or incur liens on any of the properties or assets of CPE LLC, and certain restrictions on the ability of CPE LLC and certain of its subsidiaries to transact with affiliates or enter into a consolidation or merger transaction.  In addition, upon certain change of control events of the Company or CPE LLC, CPE LLC is required to repurchase all of the outstanding senior notes at a price equal to 101% of the aggregate principal amount of the senior notes, plus accrued and unpaid interest.  The Indenture also contains customary event of default provisions.

A copy of the Indenture is attached hereto as Exhibit 4.1 and incorporated herein by reference.  The foregoing summary description of the Indenture is qualified in its entirety by reference to the Indenture filed as Exhibit 4.1.

Registration Rights Agreement

On November 25, 2009, CPE LLC (and its subsidiaries listed on the signature page thereto), CPEFC, and Morgan Stanley & Co. Incorporated, Credit Suisse Securities (USA) LLC, and RBC Capital Markets Corporation, as the representatives of the several purchasers (the “Initial Purchasers”) entered into the Registration Rights Agreement (the “Registration Rights Agreement”) in connection with the issuance of the senior notes.  Pursuant to the Registration Rights Agreement, CPE LLC and CPEFC agreed to file with the United States Securities and Exchange Commission not later than 270 days after the date of the original issue of the senior notes a registration statement under the Securities Act with respect to an exchange offer to the Initial Purchasers to issue and deliver to the Initial Purchasers, in exchange for the senior notes, a like aggregate principal amount of debt securities of CPE LLC and CPEFC issued under the Indenture.

A copy of the Registration Rights Agreement is attached hereto as Exhibit 4.2 and incorporated herein by reference.  The foregoing summary description of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement filed as Exhibit 4.2.

Credit Agreement

On November 25, 2009, CPE LLC, Morgan Stanley Senior Funding, Inc., Credit Suisse AG, Cayman Islands Branch, RBC Capital Markets, Calyon New York Branch, JPMorgan Chase Bank, N.A., The Bank of Nova Scotia, Societe Generale, and Wells Fargo Bank, National Association entered into the Credit Agreement (the “Credit Agreement”), which governs a revolving credit facility of CPE LLC that provides for maximum borrowings of $400 million, which amount is available for use in connection with loans or the issuance of letters of credit.  The revolving credit facility has a term to maturity of four years.  In the near term, the Company expects CPE LLC to use up to $150 million of the capacity under the credit facility to support the letter of credit arrangements securing the Company’s reclamation obligations.  CPE LLC also has the ability to borrow under the facility to fund capital expenditure and other cash requirements.  A specific sublimit of $10 million is available for swingline loans.

The revolving credit facility may be expanded at CPE LLC’s request, subject to certain conditions and to the extent lenders are willing to extend additional commitments, up to an additional $50 million.  The obligations of CPE LLC under the Credit Agreement are supported by a guarantee by certain of CPE LLC’s domestic restricted subsidiaries.  Loans bear an interest at the greater of LIBOR and 2.5%, plus an applicable margin of between 3.25% and 4.25%, depending on CPE LLC’s credit rating.  At CPE LLC’s option, the interest rate on loans under the credit facility may be based on an alternative base rate.  CPE LLC will pay the lenders a commitment fee of 0.75% per year on the unused amount of the facility.

Letters of credit issued under the revolving credit facility, unless drawn upon, bear interest at the applicable margin for LIBOR loans from the date at which they are issued.  In addition, in connection with the issuance of a letter of credit CPE LLC is required to pay the issuing bank a fronting fee of 0.25% plus additional customary administrative fees and expenses.

CPE LLC’s obligations under the facility are secured by substantially all of its assets and substantially all of the assets of certain of its subsidiaries, subject to certain permitted liens and to customary exceptions for similar coal financings.  The Credit Agreement contains financial maintenance covenants requiring CPE LLC to maintain defined minimum levels of interest coverage and providing for a limitation on CPE LLC’s total and first lien senior secured debt leverage ratios.  The Credit Agreement also contains non-financial covenants that restrict certain corporate activities by CPE LLC and certain of its subsidiaries and contains customary events of default with customary grace periods and thresholds.  These covenants include restrictions on CPE LLC’s and certain of its subsidiaries’ ability to incur additional debt and pay dividends, among other restrictive covenants.  CPE LLC’s ability to access the available funds under the revolving credit facility may be impaired in the event that CPE LLC does not comply with the covenant requirements or if it defaults on its obligations under the agreement. In addition, under the terms of CPE LLC’s revolving credit facility, a change in control of the Company or CPE LLC will result in an automatic event of default and, unless waived by the required lenders, will result in all obligations under the agreement to become immediately due and payable.

A copy of the Credit Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.  The foregoing summary description of the Credit Agreement is qualified in its entirety by reference to the Credit Agreement filed as Exhibit 10.1.

Guarantee and Security Agreement

On November 25, 2009, CPE LLC (and its subsidiaries listed on the signature page thereto) and Morgan Stanley Senior Funding, Inc., as Administrative Agent, entered into the Guarantee and Security Agreement (the “Security Agreement”).  Pursuant to the Security Agreement, CPE LLC secures its obligations under the Credit Agreement and related agreements through security interests on its assets.  In addition, certain subsidiaries of CPE LLC guarantee the obligations of CPE LLC under the Credit Agreement and related agreements, and also secure such obligations through liens on their respective assets, in each case through pledges and other security interests on their assets.

A copy of the Guarantee and Security Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference.  The foregoing summary description of the Guarantee and Security Agreement is qualified in its entirety by reference to the Guarantee and Security Agreement filed as Exhibit 10.2.

Escrow Agreement

On November 25, 2009, CPE LLC, Rio Tinto Energy America Inc., and SunTrust Bank, as Escrow Agent, entered into the Escrow Agreement (the “Escrow Agreement”).  Certain pre-existing reclamation obligations of the Company are secured by letters of credit issued under Rio Tinto’s pre-existing credit facilities.  As part of the transition to its own surety bond arrangements for the Company, the Company and CPE LLC placed approximately $80.2 million in escrow for the benefit of Rio Tinto with respect to Rio Tinto’s liabilities under the pre-existing surety arrangements.  If any payment obligation is triggered under any of these arrangements prior to the time that Rio Tinto and its affiliates are fully released with respect to these obligations, any amounts payable by Rio Tinto will be released to Rio Tinto from escrow.  As the Company obtains new surety bonds to replace its pre-existing surety arrangements, this restricted cash amount will be released from escrow from time to time to the Company’s surety bond providers, as needed, to secure the Company’s new surety bond arrangements.  If the Company uses unrestricted cash as collateral to secure its new surety bond arrangements, a comparable amount of restricted cash will be released to the Company from escrow.

If the Company’s pre-existing surety arrangements are not replaced with new surety bonds, letters of credit or other credit arrangements and Rio Tinto and its affiliates are not fully released within 120 days following the completion of the Company’s initial public offering consummated on November 25, 2009 of the common stock (the “IPO”), CPE LLC will pay to Rio Tinto a monthly fee equal to 4% per annum of the Rio Tinto exposure amount, which amount is equal to (i) approximately 40% of the amount of the Company’s pre-existing surety arrangements that remain outstanding (other than certain arrangements with respect to the Decker mine) and (ii) 100% of the total face amount of certain of the Company’s arrangements that remain outstanding with respect to the Decker mine.  In addition, if any of the Company’s pre-existing surety arrangements remain outstanding after 120 days following the completion of the IPO, the Company will be required to arrange for the issuance of a letter of credit for the benefit of Rio Tinto in an amount equal to the Rio Tinto exposure amount.  The amount of this letter of credit will be reduced as the Company obtains replacement surety arrangements.  Notwithstanding the foregoing, if the Company deposits in good faith the full amount of the replacement surety bond arrangements needed to secure its reclamation obligations with the applicable regulatory authorities within 60 days following the completion of the IPO, the Company will have 180 days from the completion of the IPO to obtain the full release of Rio Tinto and its affiliates under the Company’s pre-existing surety arrangements.  If Rio Tinto and its affiliates are not released within this 180-day period, the Company will be required to arrange for the issuance of a letter of credit for the benefit of Rio Tinto in an amount equal to the Rio Tinto exposure amount.  The Company will not, however, be required to pay the 4% fee unless certain of its replacement surety arrangements are rejected by the applicable regulatory authority and the Company is unable to arrange for a replacement surety bond arrangement and obtain the full release of Rio Tinto and its affiliates within 180 days following the completion of the IPO.  If this occurs, the 4% fee will be payable on the Rio Tinto exposure amount with respect to the rejected surety bond arrangements.

A copy of the Escrow Agreement is attached hereto as Exhibit 10.3 and incorporated herein by reference.  The foregoing summary description of the Escrow Agreement is qualified in its entirety by reference to the Escrow Agreement filed as Exhibit 10.3.

Item 2.03              Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 1.01 of this report on Form 8-K is incorporated herein by reference.

Item 3.03              Material Modification to Rights of Security Holders.

Item 1.01 of this report on Form 8-K is incorporated herein by reference.

Item 5.01              Changes in Control of Registrant.

Prior to the IPO, Rio Tinto America Inc. (“Rio Tinto America”) was the holder of the one share of common stock of the Company that was issued and outstanding.  As of the completion of the IPO, the Company is a publicly traded company with shares listed on the New York Stock Exchange.  The initial share of common stock of the Company held by Rio Tinto America was cancelled by the Company upon the completion of the IPO.

The section of the Company’s prospectus, dated November 23, 2009, filed in connection with the IPO (the “Prospectus”) entitled “Structuring Transactions and Related Agreements,” which describes the Company’s post-restructuring governance arrangements and the material terms of the agreements related to the restructuring, is incorporated herein by reference.

Item 5.03              Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.

Item 1.01 of this report on Form 8-K is incorporated herein by reference.  On November 6, 2009, the board of directors of the Company resolved to amend and restate its bylaws, effective as of the consummation of the IPO.  The section of the Prospectus entitled “Description of Capital Stock,” which describes the provisions of the Bylaws, as well as the amended and restated certificate of incorporation of the Company, which became effective on November 17, 2009, is incorporated herein by reference.  This summary description of the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, which is filed as Exhibit 3.1 to this report on Form 8-K.

Item 8.01              Other Events.

On November 25, 2009, the Company consummated the IPO, as described in the Company’s Form S-1 Registration Statement, as amended (File No. 333-161293).  The Company issued a total of 30,600,000 shares of its common stock, par value $0.01 per share.

On November 25, 2009, CPE LLC and CPEFC consummated the offering of the senior notes.  The senior notes were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act and to non-U.S. persons outside the United States in accordance with Regulation S under the Securities Act in an offering with registration rights.  The senior notes are guaranteed by all of CPE LLC’s existing and future restricted subsidiaries that will guarantee CPE LLC’s debt under CPE LLC’s Credit Agreement.  The senior notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Item 9.01.             Financial Statements and Exhibits.

(d)             Exhibits

3.1      Amended and Restated Bylaws of Cloud Peak Energy Inc., effective as of November 25, 2009

4.1      Indenture, dated as of November 25, 2009, by and among CPE LLC (and its subsidiaries listed on the signature page), Cloud Peak Energy Finance Corp., Wilmington Trust Company and Citibank, N.A.

4.2      Registration Rights Agreement, dated as of November 25, 2009, by and among CPE LLC (and its subsidiaries listed on the signature page), Cloud Peak Energy Finance Corp., and Morgan Stanley & Co. Incorporated, Credit Suisse Securities (USA) LLC, and RBC Capital Markets Corporation, as the representatives of the several purchasers

10.1    Credit Agreement, dated as of November 25, 2009, by and among CPE LLC, Morgan Stanley Senior Funding, Inc., Credit Suisse AG, Cayman Islands Branch, RBC Capital Markets, Calyon New York Branch, JPMorgan Chase Bank, N.A., The Bank of Nova Scotia, Societe Generale, and Wells Fargo Bank, National Association

10.2    Guarantee and Security Agreement, dated as of November 25, 2009, by and between CPE LLC (and its subsidiaries listed on the signature page) and Morgan Stanley Senior Funding, Inc.

10.3    Escrow Agreement, dated as of November 25, 2009, by and among CPE LLC, Rio Tinto Energy America Inc., and SunTrust Bank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLOUD PEAK ENERGY INC.

	By:	/s/ Amy J. Stefonick
Name: Amy J. Stefonick
Title: Corporate Secretary

Date: December 2, 2009

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Cloud Peak Energy Inc., effective as of November 25, 2009

4.1	Indenture, dated as of November 25, 2009, by and among CPE LLC (and its subsidiaries listed on the signature page), Cloud Peak Energy Finance Corp., Wilmington Trust Company and Citibank, N.A.

4.2

Registration Rights Agreement, dated as of November 25, 2009, by and among CPE LLC (and its subsidiaries listed on the signature page thereto), Cloud Peak Energy Finance Corp., and Morgan Stanley & Co. Incorporated, Credit Suisse Securities (USA) LLC, and RBC Capital Markets Corporation, as the representatives of the several purchasers

10.1

Credit Agreement, dated as of November 25, 2009, by and among CPE LLC, Morgan Stanley Senior Funding, Inc., Credit Suisse AG, Cayman Islands Branch, RBC Capital Markets, Calyon New York Branch, JPMorgan Chase Bank, N.A., The Bank of Nova Scotia, Societe Generale, and Wells Fargo Bank, National Association

10.2	Guarantee and Security Agreement, dated as of November 25, 2009, by and between CPE LLC (and its subsidiaries listed on the signature page) and Morgan Stanley Senior Funding, Inc.

10.3	Escrow Agreement, dated as of November 25, 2009, by and among CPE LLC, Rio Tinto Energy America Inc., and SunTrust Bank